SUPPLEMENT DATED MARCH 6, 2019

to the

Prospectus and Summary Prospectuses of Viking Mutual Funds

dated November 28, 2018

Viking Mutual Funds

Kansas Municipal Fund

Maine Municipal Fund

Nebraska Municipal Fund

Oklahoma Municipal Fund

Viking Tax-Free Fund for Montana

Viking Tax-Free Fund for North Dakota

(each a “Fund” and collectively, the “Funds”)

This Supplement dated March 6, 2019 replaces the Supplement dated February 28, 2019 to the Funds’ Prospectus and each Fund’s Summary Prospectus

As described below, at a meeting held on February 8, 2019, the Board of Trustees of Viking Mutual Funds (the “Trust”) approved changes to the up-front sales charges imposed on purchases of shares of the Funds.

Effective date of changes is March 1, 2019

The second sentence under the heading “Fees and Expenses of the Fund” in each Fund’s “Fund Summary” section of the Prospectus and each Fund’s Summary Prospectus is replaced with the following:

You may qualify for sales charge discounts with respect to purchases of Class A shares of the Fund if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other funds in the Integrity/Viking family of funds.

In the Prospectus, certain information under the headings “Class A Shares” and “Limited Contingent Deferred Sales Charge” in the section entitled “The Shares Offered” is updated to reflect the Modified Up-Front Sales Charges as follows:

Class A Shares

The up-front sales charge and the commissions paid to dealers for the Funds are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $50,000	2.50%	2.56%	2.00%
$50,000 but less than $100,000	2.00%	2.04%	1.75%
$100,000 but less than $200,000	1.50%	1.52%	1.25%
$200,000 or more	0.00%	0.00%	1.00%*

*

The Distributor will pay a commission of 1.00% out of its own resources to broker-dealers who initiate and are responsible for the purchase of shares of $200,000 or more, unless the dealer waives its commission in connection with the purchase.

Limited Contingent Deferred Sales Charge

Certain investors that purchase Fund shares without an up-front sales charge will have to pay a limited contingent deferred sales charge (“CDSC”) of 1.00% if they redeem those shares within twenty-four months of purchase. Your investment may be subject to this CDSC if:

-	you purchased $200,000 or more of Fund shares and the Fund’s distributor paid your investment representative a commission;

-	you purchased Fund shares subject to a sales charge waiver, and the Fund’s distributor paid your investment representative a commission.

The table and disclosure in the section of the Prospectus entitled “Dealer Compensation” is replaced with the following:

As discussed above, if you purchase your Fund shares through a financial adviser, which includes any broker, dealer, bank, bank trust department, registered investment adviser, financial planner, retirement plan administrator, or any other institutions having a selling, administration, or similar agreement with the Adviser, the Distributor, or one of its affiliates, the financial adviser may receive commissions or other concessions which are paid from various sources, such as from sale charges, Rule 12b-1 distribution and service fees, or otherwise from the Adviser or the Distributor.

The Distributor or one or more of its affiliates may also from time to time make additional payments, out of their own resources, to certain authorized dealers that sell shares of the Integrity/Viking Funds distributed by the Distributor in order to promote the sales and retention of fund shares by those firms and their customers. The amounts of these payments vary by authorized dealer firm and, with respect to a given firm, are typically calculated by reference to the amount of the firm’s recent gross sales of Integrity/Viking Fund shares and/or total assets of Integrity/Viking Funds held by the firm’s customers. The level of payments that the Distributor is willing to provide to a particular authorized dealer firm may be affected by, among other factors, the firm’s total assets held in and recent investments in Integrity/Viking Funds, the firm’s level of participation in Integrity/Viking Funds sales and marketing programs, the firm’s compensation program for its registered representatives who sell Integrity/Viking Fund shares and provide services to Integrity/Viking Funds’ shareholders, and the asset class of the Integrity/Viking Funds for which these payments are provided. For the period from August 1, 2017 through the Funds’ fiscal period July 31, 2018, these payments in the aggregate were approximately 0.008% to 0.018% of the assets in the Integrity/Viking Funds, although payments to particular authorized dealers can be significantly higher. The SAI contains additional information about these payments, including the names of the dealer firms to which the payments are expected to be made. This compensation is not reflected in the fees and expenses listed for each Fund under the heading “Fees and Expenses of the Fund” in its Fund Summary. The Distributor or one or more of its affiliates may also make payments to dealers and other financial intermediaries in connection with sales meetings, due diligence meetings, prospecting seminars and other meetings at which the Distributor promotes its products and services.

The amount of payments by the Distributor and/or its affiliates to a dealer or other financial intermediary could be significant and could create an incentive for the dealer or other intermediary or its representatives to recommend or offer shares of the Funds to you. The dealer or other financial intermediary may elevate the prominence or profile of the Funds within its organization by, for example, placing the Funds on a list of preferred or recommended Funds and/or granting the Distributor and/or its affiliates preferential or enhanced opportunities to promote the Funds in various ways within the dealer’s or other financial intermediary’s organization.

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If you have questions or need assistance, please contact your registered representative or financial advisor directly or call the Funds’ Shareholder Services Department at (800) 601-5593.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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